UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 22, 2023 (December 21, 2023)
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WAITR HOLDINGS INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-37788	26-3828008
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

214 Jefferson Street, Suite 200 Lafayette, Louisiana		70501
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (337) 534-6881
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934: None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
Amendment No. 10 to Credit and Guaranty Agreement
On December 21, 2023, ASAP Inc. (f/k/a Waitr Inc.), Waitr Intermediate Holdings, LLC, other guarantors party thereto, Luxor Capital, LLC (“Luxor Capital”) and Luxor Capital Group, L.P. (“Luxor Capital Group” and, collectively with Luxor Capital, “Luxor”) entered into Amendment No. 10 to the existing credit and guaranty agreement dated as of November 15, 2018, as amended (the “Credit and Guaranty Agreement Amendment”). The Credit and Guaranty Agreement Amendment provides that (i) Section 5.1(c) is amended to waive the requirement for the audit report to be unqualified as to going concern with respect to the fiscal year 2023 financial statements and (ii) Section 5.1(i) is amended to waive the requirement that the financial plan demonstrate adequate liquidity through the final maturity date with respect to the financial plan to be delivered within 60 days of the end of fiscal year 2023.
The foregoing description of the Credit and Guaranty Agreement Amendment does not purport to be complete and is qualified in its entirety by the full text of the Credit and Guaranty Agreement Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
Amendment No. 11 to Credit Agreement
On December 21, 2023, Waitr Holdings Inc. (“Company”) and Luxor entered into Amendment No. 11 to the existing credit agreement dated as of November 15, 2018, as amended (the “Credit Agreement Amendment”). The Credit Agreement Amendment provides that (i) Section 2.5(d) is amended to allow the Company to PIK one hundred percent of the accrued interest for the fiscal quarter ending December 31, 2023, due on December 31, 2023, (ii) Section 5.1(c) is amended to waive the requirement for the audit report to be unqualified as to going concern with respect to the fiscal year 2023 financial statements, and (iii) Section 5.1(i) is amended to waive the requirement that the financial plan demonstrate adequate liquidity through the final maturity date with respect to the financial plan to be delivered within 60 days of the end of fiscal year 2023.
The foregoing description of the Credit Agreement Amendment does not purport to be complete and is qualified in its entirety by the full text of the Credit Agreement Amendment, which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

10.1
Amendment No. 10 to Credit and Guaranty Agreement by and among ASAP Inc. (f/k/a Waitr Inc.), Waitr Intermediate Holdings, LLC, other guarantors party hereto, Luxor Capital, LLC and Luxor Capital Group, LP

10.2	Amendment No. 11 to Credit Agreement by and among Waitr Holdings Inc., Luxor Capital, LLC and Luxor Capital Group, LP

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAITR HOLDINGS INC.

Date: December 22, 2023	By:	/s/ Thomas C. Pritchard
Name: Thomas C. Pritchard
Title: General Counsel
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